FIFTH AMENDED AND RESTATED

FEE WAIVER AND EXPENSE REIMBURSEMENT AGREEMENT

FIFTH AMENDED AND RESTATED AGREEMENT (this “Agreement”), made as of this 29th day of January, 2019, between the AQR Funds (“Trust”), on behalf of its series listed on Appendix A hereto (each, a “Fund”), and AQR Capital Management, LLC (“AQR”).

WHEREAS, the parties hereto entered into a Fee Waiver and Expense Reimbursement Agreement dated as of December 10, 2008, as amended (the “Original Agreement”) in order to reduce the investment advisory fees charged to the Funds described in the Investment Advisory Agreement (as defined below), waive other fees it is entitled to receive from the Funds and/or reimburse certain operating expenses for the Funds to keep net expenses at specified levels as set forth in Appendix A; and

WHEREAS, the parties have entered into a 3rd Amended and Restated Investment Management Agreement with respect to certain Funds dated as of January 29, 2017 (“Management Agreement”) and an Investment Management Agreement II with respect to certain Funds dated as of November 13, 2015 (“Management Agreement II”) (together, the Management Agreement and Management Agreement II shall be referred to herein as, the “Investment Advisory Agreement”); and

WHEREAS, as of May 18, 2011, the parties amended and restated the Original Agreement (the “A&R Agreement”) in order to clarify certain exclusions included in Section 1 thereto; and

WHEREAS, as of April 1, 2014, the parties amended and restated the A&R Agreement (the “2nd A&R Agreement”) in order to clarify certain fee waivers included in Section 1 thereto; and

WHEREAS, as of May 12, 2016, the parties amended and restated the 2nd A&R Agreement (the “3rd A&R Agreement”) in order to reflect the amending and restating of certain agreements as referenced in these recitals; and

WHEREAS, as of November 17, 2017, the parties amended and restated the 3rd A&R Agreement (the “4th A&R Agreement”) in order to clarify certain exclusions included in Section 1 and to reflect the amending and restating of certain agreements as referenced in these recitals; and

WHEREAS, the parties desire to amend and restate the 4th A&R Agreement in order to change the expense limits set by this agreement from a limit on each Fund’s total annual operating expenses to a limit on each Fund’s other operating expenses.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Trust and AQR agree as follows:

1.        With respect to each Fund, for the period set forth in Appendix A hereto with respect to the Fund, AQR agrees to waive fees payable to AQR pursuant to the Investment Advisory Agreement and/or reimburse operating expenses for the Funds in an amount sufficient to limit for each class of shares of the Funds (as set forth in Appendix A) the total annual operating expenses (exclusive of interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses1). With respect to each Fund, for the period set forth in Appendix A hereto with respect to the Fund, AQR agrees to reimburse operating expenses for the Funds in an amount sufficient to limit for each class of shares of the Funds (as set forth in Appendix A) the other operating expenses (inclusive of all Fund operating expenses other than management fees and Rule 12b-1 fees and exclusive of interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses). Such limit for each class of shares of the Funds, whether as a limit on total annual operating expenses or other operating expenses, shall be set at the levels set forth in Appendix A (“Maximum Permitted Rate”).

2.        The Trust, in turn, agrees that, subject to the limitations set forth in this paragraph, it will repay to AQR the fee waivers/expense reimbursements made pursuant to Section 1 above. Each such repayment shall be made only out of the assets of the Fund for which the applicable fee waiver/expense reimbursement was made. Repayments with respect to a Fund must be limited to amounts that do not cause the total annual operating expenses or the other operating expenses, as applicable, of the Fund attributable to a share class during a year in which such repayment is made to exceed the (i) the Maximum Permitted Rate in effect at the time of the waiver and/or reimbursement and (ii) the Maximum Permitted Rate in effect at the time of the repayment. A repayment shall be payable only to the extent it can be made during the thirty-six months following the end of the month during which AQR waived fees or reimbursed the applicable Fund for its expenses under the Agreement. The Trust agrees to furnish or otherwise make available to AQR such copies of its financial statements, reports, and other information relating its business and affairs as AQR may, at any time or from time to time, reasonably request in connection with this Agreement. The provisions of this section shall survive the termination of this Agreement.

3.        AQR understands and intends that the Funds will rely on this Agreement in preparing and filing its registration statements on Form N-1A and in accruing the expenses of the Funds for purposes of calculating net asset value and otherwise, and expressly permits the Funds to do so.

4.        AQR understands that it shall look only to the assets of the relevant Fund for performance of this Agreement and for payment of any claim AQR may have hereunder, and neither any other series of the Trust, nor any of the Trust’s trustees, officers, employees, agents, or shareholders, whether past present or future, shall be personally liable therefore.

5.        This Agreement shall be governed by applicable federal laws, rules and regulations and the laws of the State of Delaware without regard to the conflicts of law provisions thereof; provided, however that nothing herein shall be construed as being inconsistent with the Investment Company Act of 1940, as amended (the “1940 Act”), the Investment Advisers Act of 1940, as amended (the “Advisers Act”) or other applicable federal law. Where the effect of a requirement of the 1940 Act, Advisers Act or other applicable federal law reflected in any provision of this Agreement is altered by a new or changed rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the District of Delaware, or if such action may not be brought in that court, then such action shall be brought in the Court of Chancery of the State of Delaware (the “Chosen Courts”).

1 Extraordinary expenses, include, but shall not be limited to, expenses of or relating to litigation or any legal proceeding or action, an investigation or indemnification to which a Fund is or may become a party, including any costs or counsel fees incurred in investigating the potential merits of any claim.

Each party consents to jurisdiction in the Chosen Courts; (b) waives any objection to venue in each Chosen Court and (c) waives any objection that either Chosen Court is an inconvenient forum. Any amendment to this Agreement shall be in writing signed by the parties hereto. The provisions of this section shall survive the termination of this Agreement.

6.        This Agreement shall run concurrently with the Investment Advisory Agreement for a Fund and may be extended from year-to-year subject to approval by the Board of Trustees of the Trust, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

7.        Either the Trust or AQR, without payment of any penalty, can terminate this Agreement effective at the end of a waiver period by providing 30 days prior written notice to the other (or such other notice period as mutually agreed). This Agreement may also be terminated prior to the end of a waiver period upon approval of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust, as defined in the 1940 Act (voting separately) (the “Non-Interested Trustees”). The Agreement can be terminated with respect to one or more Funds but remain in effect for other Funds. Unless terminated as set forth above, the Agreement shall remain in effect from year to year provided such continuance is approved by the Board of Trustees, including a majority of the Non-Interested Trustees (voting separately).

8.        All notices hereunder shall be provided in writing and delivered by first class postage pre-paid U.S. mail or by fax. Notices delivered by mail shall be deemed given three days after mailing and upon receipt if sent by fax.

If to the Trust:

AQR FUNDS

TWO GREENWICH PLAZA, 3RD FLOOR

GREENWICH, CT 06830

FAX (203) 742-3100

If to the Adviser:

AQR CAPITAL MANAGEMENT, LLC

TWO GREENWICH PLAZA, 3RD FLOOR

GREENWICH, CT 06830

FAX (203) 742-3100

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.

AQR FUNDS		AQR CAPITAL MANAGEMENT, LLC

By:	/s/ Nicole DonVito Name: Nicole DonVito Title: Vice President and Chief Legal Officer	By:	/s/ William J. Fenrich Name: William J. Fenrich Title: Principal & Chief Legal Officer

APPENDIX A

FUNDS AND EXPENSE CAPS

Name of Fund	Class	Expense Cap	Date
Active Funds:
AQR Global Equity Fund	N	1.05%*	January 29, 2017 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	I	0.80%*	January 29, 2017 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	R6	0.70%*	January 8, 2014 – January 28, 2019
		0.10%**	January 29, 2019 – January 28, 2020
AQR International Equity Fund	N	1.10%*	January 29, 2018 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	I	0.85%*	January 29, 2018 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	R6	0.75%*	January 29, 2018 – January 28, 2019
		0.10%**	January 29, 2019 – January 28, 2020
AQR Diversified Arbitrage Fund	N	1.45%*	May 1, 2015 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.20%*	March 31, 2011 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	1.10%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR Large Cap Momentum Style Fund	I	0.40%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	N	0.65%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.30%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020

* Limit is on Class’ total annual operating expenses, as defined in Section 1 of this Agreement.

** Limit is on Class’ other operating expenses, as defined in Section 1 of this Agreement.

AQR Small Cap Momentum Style Fund	I	0.60%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	N	0.85%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.50%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR International Momentum Style Fund	I	0.55%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	N	0.80%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.45%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR Managed Futures Strategy Fund	N	1.50%*	March 31, 2011 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.25%*	March 31, 2011 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	1.15%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR Risk Parity Fund	N	1.20%*	June 10, 2010 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	0.95%*	June 10, 2010 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	0.85%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020

* Limit is on Class’ total annual operating expenses, as defined in Section 1 of this Agreement.

** Limit is on Class’ other operating expenses, as defined in Section 1 of this Agreement.

AQR Multi-Strategy Alternative Fund	N	2.23%*	July 18, 2011 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.98%*	July 18, 2011 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	1.88%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR TM Large Cap Momentum Style Fund	I	0.40%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	N	0.65%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.30%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR TM Small Cap Momentum Style Fund	I	0.60%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	N	0.85%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.50%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR TM International Momentum Style Fund	I	0.55%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	N	0.80%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.45%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR Large Cap Defensive Style Fund	N	0.65%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.40%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.30%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020

* Limit is on Class’ total annual operating expenses, as defined in Section 1 of this Agreement.

** Limit is on Class’ other operating expenses, as defined in Section 1 of this Agreement.

AQR International Defensive Style Fund	N	0.80%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.55%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.45%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR Emerging Defensive Style Fund	N	0.95%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.70%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.60%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR Risk-Balanced Commodities Strategy Fund	N	1.25%*	May 1, 2014 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.00%*	May 1, 2014 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	0.90%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR Risk Parity II MV Fund	N	1.20%*	November 5, 2012 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	0.95%*	November 5, 2012 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	0.85%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR Risk Parity II HV Fund	N	1.40%*	November 5, 2012 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.15%*	November 5, 2012 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	1.05%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020

* Limit is on Class’ total annual operating expenses, as defined in Section 1 of this Agreement.

** Limit is on Class’ other operating expenses, as defined in Section 1 of this Agreement.

AQR Large Cap Multi-Style Fund	N	0.70%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.45%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.35%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR Small Cap Multi-Style Fund	N	0.90%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.65%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.55%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR International Multi-Style Fund	N	0.85%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.60%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.50%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR Emerging Multi-Style Fund	N	1.00%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.75%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.65%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR Long-Short Equity Fund	N	1.55%*	July 17, 2013 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.30%*	July 17, 2013 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	1.20%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020

* Limit is on Class’ total annual operating expenses, as defined in Section 1 of this Agreement.

** Limit is on Class’ other operating expenses, as defined in Section 1 of this Agreement.

AQR Managed Futures Strategy HV Fund	N	1.90%*	July 17, 2013 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.65%*	July 17, 2013 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	1.55%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR Style Premia Alternative Fund	N	1.75%*	October 30, 2013 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.50%*	October 30, 2013 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	1.40%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR Global Macro Fund	N	1.70%*	April 8, 2014 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.45%*	April 8, 2014 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	1.35%*	September 2, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR Equity Market Neutral Fund	N	1.55%*	October 7, 2014 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.30%*	October 7, 2014 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	1.20%*	October 7, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR Style Premia Alternative LV Fund	N	1.10%*	September 17, 2014 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	0.85%*	September 17, 2014 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	0.75%*	September 17, 2014 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR TM Large Cap Multi-Style Fund	N	0.70%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.45%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.35%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020

* Limit is on Class’ total annual operating expenses, as defined in Section 1 of this Agreement.

** Limit is on Class’ other operating expenses, as defined in Section 1 of this Agreement.

AQR TM Small Cap Multi-Style Fund	N	0.90%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.65%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.55%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR TM International Multi-Style Fund	N	0.85%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.60%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.50%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR TM Emerging Multi-Style Fund	N	1.00%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.75%*	April 1, 2015 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.65%*	April 1, 2015 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR Large Cap Relaxed Constraint Equity Fund	N	1.05%*	December 14, 2016 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	I	0.80%*	December 14, 2016 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	R6	0.70%*	December 14, 2016 – January 28, 2019
		0.10%**	January 29, 2019 – January 28, 2020
AQR Small Cap Relaxed Constraint Equity Fund	N	1.25%*	December 14, 2016 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	I	1.00%*	December 14, 2016 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	R6	0.90%*	December 14, 2016 – January 28, 2019
		0.10%**	January 29, 2019 – January 28, 2020

* Limit is on Class’ total annual operating expenses, as defined in Section 1 of this Agreement.

** Limit is on Class’ other operating expenses, as defined in Section 1 of this Agreement.

AQR International Relaxed Constraint Equity Fund	N	1.20%*	December 14, 2016 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	I	0.95%*	December 14, 2016 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	R6	0.85%*	December 14, 2016 – January 28, 2019
		0.10%**	January 29, 2019 – January 28, 2020
AQR Emerging Relaxed Constraint Equity Fund	N	1.40%*	December 14, 2016 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	I	1.15%*	December 14, 2016 – January 28, 2019
		0.20%**	January 29, 2019 – January 28, 2020
	R6	1.05%*	December 14, 2016 – January 28, 2019
		0.10%**	January 29, 2019 – January 28, 2020
AQR Alternative Risk Premia Fund	N	1.65%*	September 19, 2017 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	1.40%*	September 19, 2017 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	1.30%*	September 19, 2017 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
AQR Core Plus Bond Fund	N	0.72%*	April 5, 2018 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	I	0.47%*	April 5, 2018 – January 28, 2019
		0.15%**	January 29, 2019 – January 28, 2020
	R6	0.37%*	April 5, 2018 – January 28, 2019
		0.05%**	January 29, 2019 – January 28, 2020
AQR High Yield Bond Fund	N	0.15%**	[ ] – January 28, 2020
	I	0.15%**	[ ] – January 28, 2020
	R6	0.05%**	[ ] – January 28, 2020

* Limit is on Class’ total annual operating expenses, as defined in Section 1 of this Agreement.

** Limit is on Class’ other operating expenses, as defined in Section 1 of this Agreement.

AQR Volatility Risk Premium Fund	N	1.00%*	November 1, 2018 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	I	0.75%*	November 1, 2018 – April 30, 2019
		0.20%**	May 1, 2019 – April 30, 2020
	R6	0.65%*	November 1, 2018 – April 30, 2019
		0.10%**	May 1, 2019 – April 30, 2020
Dormant Funds
AQR International Small Cap Fund	N	1.60%	March 31, 2010 – May 1, 2011
	I	1.25%	March 31, 2010 - April 30, 2010
		1.20%	May 1, 2010 – May 1, 2011
	Y	1.00%	March 31, 2010 – May 1, 2011
AQR Emerging Markets Fund	N	1.60%	March 31, 2010 - April 30, 2010
		1.75%	May 1, 2010 – May 1, 2011
	I	1.25%	March 31, 2010 - April 30, 2010
		1.45%	May 1, 2010 – May 1, 2011
	Y	1.05%	April 30, 2010
AQR Equity Plus Fund	N	1.60%	March 31, 2010 - April 30, 2010
	I	1.20%	March 31, 2010 - April 30, 2010
AQR Small Cap Core Fund	N	1.40%	March 31, 2010 - April 30, 2010
	I	1.20%	March 31, 2010 - April 30, 2010
AQR Small Cap Growth Fund	N	1.50%	March 31, 2010 - April 30, 2010
	I	1.20%	March 31, 2010 - April 30, 2010
AQR Risk-Balanced Commodities Strategy LV Fund	N	1.05%	July [ ], 2012 – April 30, 2014
	I	0.80%	July [ ], 2012 – April 30, 2014
AQR Style Premia Alternative II Fund	N	1.60%	[ ] – April 30, 2018
	I	1.35%	[ ] – April 30, 2018
	R6	1.25%	[ ] – April 30, 2018

* Limit is on Class’ total annual operating expenses, as defined in Section 1 of this Agreement.

** Limit is on Class’ other operating expenses, as defined in Section 1 of this Agreement.